As filed with the Securities and Exchange Commission on September 28, 2001.
                       Securities Act File No. 333-68099.
                      Investment Company Act No. 811-9123.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
Amendment No.                                                         [7]

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                   [X]
Post Effective Amendment No.                                          [10]

                               AMIDEX Funds, Inc.
                             26 Broadway, Suite 741
                                New York, NY 1004
                                  212-425-0650

                                AGENT FOR SERVICE
                                Terence P. Smith
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

                     Please send copy of communications to:
                          Andrew E. Greenberg, Esquire
                             26 Broadway, Suite 741
                            New York, New York 10004
                                 (212) 425-0650

It is proposed that this filing will become effective:

[X]  Immediately upon filing pursuant to Rule 485(b), or
[ ]  60 days after filing pursuant to Rule 485(a)(1), or
[ ]  75 days after filing pursuant to Rule 485(a)(2), or
[ ]  On ____________, pursuant to Rule 485(b), or
[ ]  0n  ____________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement. Registrant filed its notice pursuant to Rule 24f-2 on August 23, 2000.

TOTAL NUMBER OF PAGES _____
EXHIBIT INDEX BEGINS
ON PAGE               _____

                                   PROSPECTUS
                              DATED SEPTEMBER 28, 2001

                            THE AMIDEX35 MUTUAL FUND

                             26 Broadway, Suite 741
                            New York, New York 10004
                                 1-888-876-3566

                              --------------------

AMIDEX(TM) Funds, Inc. (the "Company") is an open-end investment management company currently consisting of three portfolios, The AMIDEX35(TM) Mutual Fund (the "Fund"), the AMIDEX(TM) Israel Technology Mutual Fund and the AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund. The primary investment objective of the Fund is growth of capital. The Fund attempts to achieve its investment objective by investing in the common stock of the companies comprising the AMIDEX35(TM) Index (the "Index"), an index of the 35 largest market capitalization Israeli companies.

The Fund offers No-Load shares by this Prospectus. This means that 100% of your investment is placed in shares of the Fund, and you are not subject to front or back-end sales charges. The Fund also offers other share classes that are subject to sales charges and loads and that have different ongoing fees and expenses. To obtain a prospectus containing information about the Fund's other share classes, please contact the Fund.

The minimum investment in the Fund is $2,500 for regular accounts or $2,000 for retirement accounts and custodial accounts for minors. The minimum subsequent investment is $1,000 for regular accounts and $250 for retirement accounts or custodial accounts for minors. The Fund may change minimum investment amounts from time to time.

As is the case for all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

================================================================================

TABLE OF CONTENTS

Risk/Return Summary.
Past Performance.
Fees and Expenses.
Investment Objectives and Policies.
Why Invest in the Fund.
The AMIDEX35(TM)Index.
Risk Factors.
Purchasing Shares.
Redeeming Shares.
Tax Considerations.
Management of the Fund.
Investment Advisor.
Plan of Distribution.
General Information.
Financial Highlights

                               RISK/RETURN SUMMARY

The Fund's investment objective is capital growth. The Fund seeks to achieve capital growth by primarily investing in the common stock of companies listed on the AMIDEX35(TM) Index (the "Index"). The Index tracks the performance of the 35 largest market capitalization Israeli companies. Index company stocks trade in Israel on the Tel Aviv Stock Exchange ("TASE") or in the United States on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or NASDAQ, or on the exchanges of both countries. As of September 25, 2001, the companies in the Index ranged in size from approximately $5.7 million in market capitalization to over $7.6 billion.

Based on its research into Israel's historical stock market performance, the Fund's Adviser believes that the companies in the Index are experiencing, or have the potential to experience, above-average capital growth. The Adviser believes that investing primarily in Index companies will allow the Fund to achieve its investment objective of capital growth over the long term.

The Adviser employs a "passive management" approach to investing the Fund's assets. This means that, instead of trying to determine which Israeli companies will outperform their peers during a given time period, the Fund normally will invest in all of the companies in the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks to also replicate the performance of the Index. As the companies in the Index grow, the value of the Index will grow, and the value of the Fund's investments will grow in a similar fashion. Conversely, if the companies in the Index decline, the value of the Index and the Fund will decline accordingly. You should be aware that there is no assurance that the Adviser will be successful in achieving the Fund's objectives, since all investments involve risks.

The Principal Risks of Investing in the Fund

You may lose money by investing in the Fund. Your risk of loss is greater if you only hold your shares for a short period of time. The Fund is a "non-diversified" Fund, which means that it can invest a larger percentage of its assets in a fewer number of companies. The Fund has chosen to be non-diversified because, at times, certain companies in the Index can constitute a significant portion of the Index. Non-diversified funds are generally considered to be more risky than funds that invest in a broader variety of securities.

Because the Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund.

Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund.

The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

Some of the companies in which the Fund invests may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.

The Fund invests in common stocks, both in Israel and in the United States. Accordingly, the Fund is subject to the risks inherent in the stock markets. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these cycles can be pronounced and last for extended periods.

Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign companies than about U.S. companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Other risks include the possibility of expropriation, confiscation, currency blockage or devaluation, political or social instability, and warfare and terrorism. In the event that an Index company trades on the TASE and an American exchange or over-the-counter market, the Fund normally will invest in the United States market, but may invest in the Israeli market if, in the Adviser's opinion, extraordinary circumstances are present. The Fund will invest in the common stock of companies included in the Index that are publicly traded on the TASE.

The Fund is an "index fund," meaning that it invests in the companies in the Index to replicate the composition of the Index and to replicate the Index's performance. Because the Fund will invest in a "passive" manner, any volatility in the Index will be closely reflected in the Fund. If the Index declines, the Fund will decline with it. If the companies in the Index perform well, the Fund will also reflect that performance.

                                PAST PERFORMANCE

The Fund commenced offering its No-Load shares on June 8, 1999. Total return from commencement of operations through May 31, 2001 was -12.17% and for one year ending May 31, 2001 was -26.37%. From the commencement of the funds operations from June 8, 1999 through May 31, 2001, the highest return for a quarter was 41.49% (quarter ending December 31, 1999) and lowest return for a quarter was -34.11% (quarter ending March 31, 2001). For more detailed performance information please read the Fund's Prospectus and audited annual report, dated May 31, 2001. You may receive a copy of the Fund's annual report, free of charge, by calling the Fund at 888-876-3566. A copy will be sent to you within three days of your request.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charges (Load) Imposed on Purchases         NONE
(as a percentage of offering price)
Maximum Deferred Sales Charges (Load)                     NONE
(as a percentage of offering price)
Maximum Sales Charges (Load) Imposed
On Reinvested Dividends                                   NONE
(as a percentage of net asset value)
Redemption Fees                                           2.001
(as a percentage of amount redeemed)
Exchange Fees                                             NONE

ANNUAL FUND OPERATING EXPENSES:  (expenses that are deducted from Fund assets)

Management Fees                                           0.50%
Distribution (12b-1) Fees                                 0.25%2
Other Expenses Fees                                       2.10%3
                                                          -----
Total Annual Fund Operating Expenses                      2.85%3

1. You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. If this fee is imposed, it would raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees.

2. You should be aware that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers ("NASD").

3.   For the period May 31, 2000 through May 31, 2001.

Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:

 One Year              Three Years           Five Years           Ten Years
---------              -----------           ----------           ---------
 $223.00                 $688.00              $1180.00             $2534.00

You would pay the same expenses if you did not redeem your shares, since the Fund does not charge any redemption fees to shareholders who hold their shares for 365 days or longer. If you hold your shares for less than 365 days, a fee of 2.00% of the net amount redeemed of your Fund shares will be charged to you as an early redemption fee. This fee is not included in these expense calculations.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and strategies have been described in the Risk/Return Section of this Prospectus. This Section includes additional information that you should know concerning your investment in the Fund.

Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index, in approximately the same percentages as those companies are included in the Index. However, the Fund will never be able to perfectly duplicate the Index's performance, because the Fund incurs expenses in its management, whereas the Index does not.

Investing the Fund's assets primarily in Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least thirty days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions".

                             WHY INVEST IN THE FUND?

The State of Israel is a highly developed, industrialized democracy. Since the beginning of the decade, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs. Israel has concluded free trade agreements with its major trading partners, and is the only nation that is a party to free trade agreements with both the United States and the European Union. In recent years Israel has signed free trade agreements with Switzerland, Norway, Canada, Turkey, the Czech Republic, the Slovak Republic, Poland and Hungary.

Between 1950 and 1997, Israel's GDP grew by an average annual rate of 7%. In recent years, the production of goods and services has shifted mainly towards high-technology value added industries, causing the trade deficit to drop from 23% of the GDP in 1950, to about 7% in 1998.

Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force had university or other advanced degrees. Israel has the highest per capita concentration of scientists and technicians of any country in the world. Israel boasts the world's greatest per capita number of engineers and doctors (135 per 10,000 workers). In addition, Israel has recently experienced an extraordinary influx of new immigrants, primarily from the republics of the former Soviet Union. From 1990 through 1997, about 822,000 immigrants arrived, increasing Israel's population by approximately 18%.

Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade due in part to this huge influx of scientists and physicians from the former Soviet Union, and due to an influx of investments from abroad.

Major U.S. and other foreign companies are forming partnerships with Israeli companies at a remarkable rate. Investment capital has been flowing in to support Israel's research and development in the computer hardware and software industries; in pharmaceutical and bio-technology companies; and in Internet and Telecommunications products and services. Israel attracts more American venture capital than any other nation outside the U.S. Israel is second only to the United States in the number of new high tech start up companies. Direct foreign investments in Israel grew to more than $2 billion in 1998, up from virtually none in 1990.

Israel's economy has surged ahead of many European nations. Its 1998 $16,000 per capita gross domestic product places Israel among the developed Western European countries, in large part due to technology exports. Technology exports account for about 1/2 of all Israel's exports. Exports from Israel more than doubled between 1992 and 1998. Israeli companies, especially high tech companies, are globally diversified in their revenue streams and over 70% of Israel's GDP is derived from foreign exports. Israel has improved its country credit rating to "A-" "stable" (Standard & Poor's) and "A3" "solid" (Moody's), the same ratings as China and Hong Kong, and higher than Hungary, Argentina, Brazil and Chile. Rapid and ongoing privatization of formerly state run financial, communications, and utility concerns has added to the breadth and strength of Israel's publicly traded companies.

In September 1993, Israel and the Palestinian Liberation Organization signed a "Declaration of Principles,". In addition, a peace treaty was thereafter signed with Jordan. These treaties join the 1979 accords with Egypt as the first peace agreements between Israel and its neighbors. The peace process has recently faced difficult challenges with the resumption of violence in the Middle East. Still, the long term prospects for peace remain viable, though the investor should be mindful that the Middle East region is volatile and the pace for achieving a comprehensive resolution has slowed significantly since the fall of 2000.

Israel is a member of a number of international organizations, including the United Nations, the World Bank Group (including the International Finance Corporation), the International Monetary Fund (the "IMF"), the European Bank for Reconstruction and Development, and the Inter-American Development Bank.

Israel is a signatory to the General Agreement on Tariffs and Trade ("GATT") of 1947 and 1994, which provides for reciprocal lowering of trade barriers among its members. Under GATT, Israel is eligible to receive a number of trade preferences that are available only to certain GATT participants, including duty-free treatment of its exports to certain countries pursuant to the GATT Generalized System of Preferences. Israel is a founding member of the World Trade Organization.

Israel has concluded free trade area ("FTA") agreements with its major trading partners and is the only nation that is a party to free trade agreements with both the United States and the European Union (the "EU"). In addition, Israel has recently concluded free trade agreements with both the Czech and Slovak Republics, Hungary and Poland and is in the process of negotiating such an agreement with Slovenia. In 1996, Israel concluded FTA agreements with Turkey and Canada. In 1975, Israel entered into an FTA agreement with the EU that provided for the gradual reduction and ultimate elimination of tariffs on manufactured goods and certain agricultural products. In July 1995, Israel concluded negotiations with the EU for a new agreement to include services, including financial services, government procurement, and cooperation in research and development, and also to include additional agricultural products and to improve Israel's access to European markets in the advanced industry and high-technology sectors. In 1985, Israel and the United States entered into an FTA agreement that resulted in the elimination of all tariffs on all products by January 1, 1995. The FTA agreement with the United States also has resulted in the elimination of certain non-tariff barriers to trade between the two countries. In 1992, Israel concluded an FTA agreement with the European Free Trade Association that applied largely to manufactured products.

Israel's FTA agreements allow Israel to export products with little or no duties to both the United States and most Western industrialized nations. In March 1996, the Council of Ministers of the O.E.C.D. approved Israel's request to participate in the organization's activities, and Israel has accordingly joined certain O.E.C.D. committees with an observer status.

Israel is not only rich in research, technology and intellectual investment, but also is the only democratic nation in the Middle East. The influx of venture capital, the infusion of human resources (Israel's population nearly doubled in the last 15 years), and the conversion of the economic focus from military to commercial (defense spending dropped from about 30% of GNP in 1973 to less than 14% in 1998), have led many to believe that Israel is the next "Silicon Valley."

There has been a dramatic increase in the number of Israeli companies trading on
U. S. Exchanges, particularly the NASDAQ. In 1996, 17% of all new non-U.S. companies to join the NASDAQ were Israeli, more than any other nation. Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street. In Israel, the Tel Aviv Stock Exchange now lists more than 665 companies and over 1000 securities, with a current market capitalization of about $80 billion.

These dramatic developments in Israel present a new and relatively unexploited opportunity for equity investment. Currently, there are no other U.S. based open end no load mutual funds available as a vehicle for investment in Israel securities.

                             THE AMIDEX35(TM) INDEX

The AMIDEX35(TM) Index is an unmanaged Index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. A company is an "Israeli company" if:

Its stock is traded on the TASE; or its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market AND the company has been listed by the Israeli financial newspaper, Globes as "Israeli shares traded on the New York Bourse."

If Globes stops publishing a list of "Israeli shares traded on the New York Bourse", the Board of Directors will select an alternative publication that similarly defines such companies.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:

1.   It must be a publicly traded "Israeli" company, as defined above; and
2. It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.

The largest (as measured by market capitalization) 35 Israeli companies that satisfy all of the criteria described above will be included in the Index. You should be aware that the Index might contain more or less than 35 companies during the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not replaced until the beginning of the new calendar year. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the new year. During the first ten business days of each calendar year, the Index is adjusted to add or delete companies.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a market capitalization index. The Index began being calculated on January 1, 1999 at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, adjusted to U.S. currency. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually would qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies. Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the index, and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange. For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Adviser's opinion, there are exceptional circumstances.

The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index. The Adviser has entered into agreements with various companies to construct, calculate and publish the Index. Business Graph Group ("Tochna L'Inyan"), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The ("TASE") provides information regarding the Israeli companies participating in the Index. Business Graph Group ("Tochna L'Inyan") was initially responsible for maintaining and publishing the Index. Currently, Bloomberg, L.P. is responsible for calculating and publishing the Index. Bloomberg, L.P. and Business Graph Group have no affiliation with the Fund, the Advisor, or any of the Fund's other service providers. The Advisor may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to fully reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities. The Adviser is likely to track Index performance most closely. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."

                                  RISK FACTORS

You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term aggressive investors who understand the potential risks and rewards of investing in the common stock of Israeli companies. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates, exchange rates and other company, political, and economic news. Over the short term, stock prices can fluctuate dramatically in response to these factors. Over longer time periods, stocks, although more volatile, have historically shown greater growth potential than other investments. The Index is composed of only 35 companies, and this limited number of companies may pose additional risks to the Fund. Some of the companies included in the Index are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and/or lack of management depth. There is risk involved in the Fund's investment policy of tracking the Index, due to the potential company turnover that may occur in the Index, the possible addition of companies to the Index that may not have a long operating history, and the risks inherent in concentrated investing in the Israeli market.

When you sell your Fund shares, they may be worth less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. The relatively limited liquidity of some of the equities in the Index may affect the Fund's ability to acquire or dispose of securities at a desirable price and time. At times, the Fund may be unable to acquire desired positions quickly, or may be unable to dispose of securities promptly. This could cause net asset value to decline and could negatively affect the Fund's correlation to the Index.

Some share transactions will be denominated in New Israeli Shekels ("NIS"), and for liquidity purposes, some cash or short term investments may be held in New Israeli Shekels as well. The Fund is subject to the risk that the value of the New Israeli Shekel will change relative to the dollar, and this could adversely affect the Fund.

Israel's economy has been subject to destabilizing influences in the past, including military conflicts, civil unrest, strikes, political division and periods of hyper-inflation. The Israeli government has intervened via fiscal and monetary means, import duties, currency and wage restrictions, and other measures. The Fund is subject to the risks of changes in Israeli government policies and unforeseeable changes in securities, banking, currency and other regulations. The Israeli economy has a substantial amount of concentrated control, and the government is directly involved in and influences aspects of private companies. Although various privatization programs are under way, the government still owns or controls numerous corporations and other entities. Actions by the government, such as nationalization, expropriation, imposition of new taxes, restrictions on trade and regulations could have a significant impact on the prices of securities or the ability of the Fund to invest in or liquidate specific securities.

FINANCIAL DISCLOSURE AND REGULATION

Companies in Israel are subject to accounting, auditing and financial standards and requirements that, while substantially similar, are different in some respects from those applicable to U.S. companies. In particular, financial statements generally must be adjusted to reflect the effects of inflation. There is less government supervision and regulation of the Israeli securities exchange, brokers and listed companies with respect to such matters as insider trading rules, restrictions on market manipulation and shareholder proxy requirements than exists in the United States, although the Israel Securities Authority has extensive power and authority to regulate the securities and capital markets. There is also less publicly available information about Israeli companies compared with that available about U.S. companies. In addition, credit analysis and ratings systems are not well developed.

                                PURCHASING SHARES

To purchase shares of the Fund, first complete and sign a New Account Purchase Application and mail it, together with your check for the total purchase price, to AMIDEX(TM) Funds, Inc., c/o Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428. Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be cancelled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction. After completing the New Account Purchase Application you can wire funds to your new AMIDEX account. The wiring information to be used for wire transfer is

                           Star Bank, N.A. Cinti/Trust
                                ABA # 0420-0001-3
                                 DDA # 489023382
                        For Account: AMIDEX35 Mutual Fund

Please make sure that your name, and your AMIDEX account information are included with the wire. Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The TASE is, of course, in a different time zone. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. Shares of the Fund are purchased at their net asset value and are next computed after receipt of your purchase order or the transfer of your assets from the Money Market Fund to the Fund.

The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. Note that the TASE is open on Sundays and closed on Fridays and Saturdays. The schedule of holidays in Israel is also different from that in the U.S., and there may be a delay in calculating NAV due to the inconsistent schedules of the Tel Aviv and New York markets. You should be aware that the Fund's NAV may change on days when you cannot purchase or redeem shares because the companies in which the Fund invests may trade on the TASE, an exchange which is open on days when the NYSE is closed.

The Fund is a No-Load Fund. This means that you will not be charged any sales commissions or underwriting discounts. The minimum initial investment is $2,500.00 except for Individual Retirement Accounts (IRAs) other pension accounts, and custodial accounts for minors, where the minimum is $2,000. Minimum subsequent purchases for regular accounts are $1,000 and $250 for IRA, or pension accounts or custodial accounts for minors.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Please see the Sections of the SAI entitled "Purchasing and Redeeming Shares" and "Tax Information" for more information concerning share purchases.

You may direct inquiries concerning the Fund to:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566

                                REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at AMIDEX(TM) Funds, Inc., c/o The Declaration Group, 555 North Lane, Suite 6160, Conshohocken, PA 19428. To be in "proper form," your redemption request must:

1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.   Be signed by all owners exactly as their names appear on the account;
3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

1.   establishing certain services after the account is opened;
2.   requesting redemptions in excess of $10,000;
3.   redeeming or exchanging shares, when proceeds are:
     a.   being mailed to an address other than the address of record,
     b.   made payable to other than the registered owner(s); or
     c.   transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund (See, "Purchasing and Redeeming Shares" in the SAI). If you hold your shares for 365 days or longer, there is no redemption charge. Otherwise, a fee of 2.00% of the value of your redeemed shares will be deducted from the proceeds of your redemption and paid to the Fund. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption.

If the value of your account falls below $1,000 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You will also be subject to a redemption fee of 2.00% of total assets in such a circumstance. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                               TAX CONSIDERATIONS

U.S. Taxes and Pass Through to Shareholders:

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisors for a detailed and complete review of tax ramifications.

Israeli Taxes:

The following is a short summary of Israeli taxes that may be imposed on the Fund. The following discussion is partially based on enacted Israeli legislation that has not been subjected to judicial or administrative interpretation. There can be no assurance that views expressed herein will be accepted by the courts or by the Israeli Tax Commission. For a more complete discussion of Israeli tax considerations, please see the SAI.

Capital Gains Tax: The Israeli Income Tax Ordinance (the "Ordinance") imposes a tax on capital gains derived by residents of Israel, or non-residents of Israel who sell assets which represent a direct or an indirect interest in Israeli assets. The Fund, as a non-resident of Israel, may be subject to capital gains tax on the sale of securities issued by Israeli corporations, subject to any exemption or rate reduction that may be applicable.

OTHER TAXATION

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

This discussion is limited only to U.S. federal income tax and Israeli tax. Moreover, the U.S. federal income tax and Israeli tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As explained further below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary annual operating expenses at 2.20% of daily net asset value of the Fund, excepting Rule 12b-1 fees, brokerage, interest, taxes, litigation, and other extraordinary expenses.

Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Boaz Rahav is the Fund Manager, and is responsible for all investment decisions relating to the Fund. Mr. Goldstein also serves as the President and as a Director of AMIDEX(TM) Funds, Inc. The mission statement of the Adviser is "To develop and introduce Israeli-related investment vehicles to individuals and financial institutions worldwide."

The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index. Boaz Rahav, who last served as Chief Economist for the Government of Israel Ministry of Finance in New York, is the Fund Manager for the Adviser. Mr. Rahav has over 8 years experience in Israeli financial markets, having worked for a large institutional brokerage house in Israel as a trader and as a mutual fund manager from 1994 to 1996. Previously, Mr. Rahav worked from 1991 to 1993 for the Federation of Israeli Chambers of Commerce. Mr. Rahav also served from 1987 to 1990 in the Intelligence Wing of the Israeli Air Force. Mr. Rahav has a business degree from the Tel Aviv College of Business and an MBA (with distinguished honors) from the New York Institute of Technology. Mr. Rahav holds his NASD Series 7 and Series 63 licenses, an Investment Adviser and Analyst Diploma from Tel Aviv University, and a Trader Certificate from the Tel Aviv Stock Exchange. Mr. Rahav joined the Adviser in February 1999.

The Adviser invests the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund pays the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets. The Fund will not be liable in future years for any fee waivers or expense assumptions made by the Adviser in previous years. The Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, and related bookkeeping. For the Fund's first fiscal year ending on May 31, 2001, the Fund paid advisory fees of $95,843 to the Adviser.

Under the terms of the Services Agreement, the Adviser, subject to the supervision of the Board of Directors, will provide, or arrange to provide, essentially all day-to-day operational services to the Fund. The Adviser pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders.

For such services, the Fund will pay to the Adviser on the last day of each month a fee equal to an annual rate of 1.70% of the average net asset value of the Fund. This fee is computed daily based upon the net asset value of the Fund. The Adviser and the Fund have entered into an Investment Company Services Agreement with Declaration Service Company ("DSC") to provide Transfer Agent and essentially all administrative services for the Fund, and have entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI") to act as principal underwriter for the Fund's shares. DSC and DDI are affiliated companies.

The Adviser pays all expenses incident to the Fund's operations and business except expenses relating to legal fees resulting from litigation, brokerage expenses, taxes, if any, and other extraordinary charges. For the Fund's first fiscal year ending on May 31, 2000, the Fund paid operating servicing fees of $67,142 to the Adviser.

                              PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution, or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. Under the 12b-1 Plan, the Fund may pay a distribution fee at an annual rate of up to 0.25% of average daily net assets of the Fund to the Adviser for services primarily intended to sell shares and for providing certain shareholder services. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Adviser, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

You should be aware that, over time, 12b-1 fees will increase the costs of your investment, and may eventually cost you more than other types of sales charges. For the Fund's first fiscal year ending on May 31, 2001, the Fund accrued and paid $34,255.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends May 31, with a report containing audited financial statements.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

The Fund and the Adviser have entered into an Investment Services Agreement, dated April 27, 1999 (amended May 11, 2001)with Declaration Services Company ("DSC") wherein DSC will provide substantially all administrative, accounting and transfer agent services to the Fund. DSC will be paid for such services by the Adviser.

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428 ("DDI") has agreed to act as principal underwriter for the Fund's shares, pursuant to a Distribution Agreement dated April 27, 1999 (amended May 11, 2001) The Agreement will expire on May 11, 2002, unless renewed annually there after by the Fund's board of directors voting as a whole and by a majority of the Fund's "uninterested" directors, as that term is defined in the Investment Company Act of 1940. Either party to the Distribution Agreement may terminate the agreement on 30 days written notice, and the agreement will terminate automatically in the event of its assignment. DDI will be paid for such services by the Adviser.

On May 29, 2001, the Board of Directors for the Company approved a Code of Ethics (the "Code") for the Fund, Adviser and DDI. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code.

                              FINANCIAL HIGHLIGHTS

The financial data included in the table below for the No-Load Class shares of the Fund have been audited by Deloitte & Touche, LLP, independent auditors. The information in the tables below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which may be obtained without charge by contacting the Fund.

                                                For the Year   For the Period
                                                   Ended            Ended
                                                May 31, 2001   May 31, 2000(1)
                                                ------------   ---------------

Net Asset Value, beginning of period             $    17.05      $    10.00
                                                 ----------      ----------
Income from investment operations:
        Net iincome (loss)                            (0.22)          (0.23)
        Net realized and unrealized gain
        (loss) on investmen                           (4.22)           7.28
                                                 ----------      ----------
Total from investment operations                      (4.44)           7.05
                                                 ----------      ----------
Distributions to Shareholders from:
        Net investment income                          0.00              --
        Net realized capital gain                     (0.20)             --
        Distributions in excess of
        Net realized gain                              0.00              --
                                                 ----------      ----------
Total Distributions                                   (0.20)             --
                                                 ----------      ----------

Net Asset Value, End of Period                   $    12.41      $    17.05

Total Return                                        (26.37%)         70.50%

Ratios/ Supplemental Data

Net Assets, end of period
(000's omitted)                                  $   11,462      $   10,981
Ratio of expenses to average net assets
        Before expense waivers and fee
        Reimbursements                                2.20%           2.85%(2)

Ratio of Net investment income (loss)
To average net assets:                               (1.36%)        (1.50)%(2)

Portfolio Turnover Ratio                             41.60%          18.16%

(1)  No-Load shares commenced investment operations on June 8, 1999.
(2)  Annualized

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest audited Annual Report, dated May 31, 2001, and Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated September 28, 2001 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Company's Annual Report contains audited financial information concerning the Fund and discussion relating to the factors that affected the Fund's performance during the Fund's last fiscal year.

To receive a copy of the Company's Annual Report of SAI, contact the Company"

BY MAIL:
AMIDEX(TM) Funds, Inc.
c/o Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA 19428

BY PHONE:  1-888-876-3566

ON THE INTERNET:  www.amidex.com

To request a free copy of the SAI or the Fund's Annual Report, please contact the Fund. A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                          The AMIDEX35(TM) Mutual Fund
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566

                           Investment Company Act No.
                                    811-9123

                            ADVISOR SERIES PROSPECTUS
                            DATED SEPTEMBER 28, 2001

                            THE AMIDEX35 MUTUAL FUND

                             26 Broadway, Suite 741
                            New York, New York 10004
                                 1-888-876-3566

                              --------------------

AMIDEX(TM) Funds, Inc. (the "Company") is an open-end investment management company currently consisting of three portfolios, The AMIDEX35(TM) Mutual Fund (the "Fund") the AMIDEX(TM) Israel Technology Mutual Fund and the AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund. The primary investment objective of the Fund is growth of capital. The Fund attempts to achieve its investment objective by investing in the common stock of the companies comprising the AMIDEX35(TM) Index (the "Index"), an index of the 35 largest market capitalization Israeli companies.

The Fund offers two different share classes by this Prospectus so that you may choose the class of shares that best suits your investing needs. Each class differs as to sales charges, minimum investment amounts, and ongoing fees. These share classes are sold to the public through brokers, dealers, and other financial service organizations. The Fund also offers other share classes that are not subject to sales charges and loads, but have different minimum investment amounts, fees and charges. To obtain a prospectus containing information about the Fund's other share classes, please contact the Fund.

The minimum investment in the Fund is $2,500 for regular accounts or $2,000 for retirement accounts and custodial accounts for minors. The minimum subsequent investment is $1,000 for regular accounts and $250 for retirement accounts or custodial accounts for minors. The Fund may change minimum investment amounts from time to time.

As is the case for all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

================================================================================

TABLE OF CONTENTS

Risk/Return Summary....................................................
Past Performance.......................................................
Fees and Expenses......................................................
Investment Objectives and Policies.....................................
Why Invest in the Fund.................................................
The AMIDEX35(TM)Index..................................................
Risk Factors...........................................................
Purchasing Shares......................................................
Factors to Consider When Choosing a
  Share Class..........................................................
Redeeming Shares.......................................................
Tax Considerations.....................................................
Management of the Fund.................................................
Investment Advisor.....................................................
General Information....................................................
Financial Highlights...................................................

                               RISK/RETURN SUMMARY

The Fund's investment objective is capital growth. The Fund seeks to achieve capital growth by primarily investing in the common stock of companies listed on the AMIDEX35(TM) Index (the "Index"). The Index tracks the performance of the 35 largest market capitalization Israeli companies. Index company stocks trade in Israel on the Tel Aviv Stock Exchange ("TASE") or in the United States on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or NASDAQ, or on the exchanges of both countries. As of September 25, 2001, the companies in the Index ranged in size from approximately $5.7 million in market capitalization to over $7.6 billion.

Based on its research into Israel's historical stock market performance, the Fund's Adviser believes that the companies in the Index are experiencing, or have the potential to experience, above-average capital growth. The Adviser believes that investing primarily in Index companies will allow the Fund to achieve its investment objective of capital growth over the long term.

The Adviser employs a "passive management" approach to investing the Fund's assets. This means that, instead of trying to determine which Israeli companies will outperform their peers during a given time period, the Fund normally will invest in all of the companies in the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks to also replicate the performance of the Index. As the companies in the Index grow, the value of the Index will grow, and the value of the Fund's investments will grow in a similar fashion. Conversely, if the companies in the Index decline, the value of the Index and the Fund will decline accordingly. You should be aware that there is no assurance that the Adviser will be successful in achieving the Fund's objectives, since all investments involve risks.

The Principal Risks of Investing in the Fund

You may lose money by investing in the Fund. Your risk of loss is greater if you only hold your shares for a short period of time. The Fund is a "non-diversified" Fund, which means that it can invest a larger percentage of its assets in a fewer number of companies. The Fund has chosen to be non-diversified because, at times, certain companies in the Index can constitute a significant portion of the Index. Non-diversified funds are generally considered to be more risky than funds that invest in a broader variety of securities.

Because the Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund.

Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund.

The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

Some of the companies in which the Fund invests may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.

The Fund invests in common stocks, both in Israel and in the United States. Accordingly, the Fund is subject to the risks inherent in the stock markets. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these cycles can be pronounced and last for extended periods.

Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign companies than about U.S. companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Other risks include the possibility of expropriation, confiscation, currency blockage or devaluation, political or social instability, and warfare and terrorism. In the event that an Index company trades on the TASE and an American exchange or over-the-counter market, the Fund normally will invest in the United States market, but may invest in the Israeli market if, in the Adviser's opinion, extraordinary circumstances are present. The Fund will invest in the common stock of companies included in the Index that are publicly traded on the TASE.

The Fund is an "index fund," meaning that it invests in the companies in the Index to replicate the composition of the Index and to replicate the Index's performance. Because the Fund will invest in a "passive" manner, any volatility in the Index will be closely reflected in the Fund. If the Index declines, the Fund will decline with it. If the companies in the Index perform well, the Fund will also reflect that performance.

                                PAST PERFORMANCE

The Fund commenced offering Class A shares on November 18, 1999 and its Class C shares on May 19, 2000. Total return of Class A shares, from commencement of operations through May 31, 2001 was -1.68% with sales charge and +1.11% without sales charge. Total return for one year ending May 31, 2001 was -29.90% with sales charge and -26.75% without sales charge. From the commencement of the fund's operations in November 18, 1999 through May 31, 2001, the highest return for a quarter was 25.22% (quarter ending March 31, 2000) and lowest return for a quarter was -34.12% (quarter ending March 31, 2001).

Total return of Class C shares, from commencement of operations through May 31, 2001 was -24.29% with contingent deferred sales charge and -23.59% without contingent deferred sales charge. Total return for one year ending May 31, 2001 was -28.00% with contingent deferred sales charge and -27.32% without contingent deferred sales charge. From the commencement of the fund's operations in May 19, 2000 through May 31, 2001, the highest return for a quarter was 10.65% (quarter ending March 31, 2000) and lowest return for a quarter was -34.25% (quarter ending March 31, 2001).

For more detailed performance information please read the Fund's Prospectus and audited annual report, dated May 31, 2001. You may receive a copy of the Fund's annual report, free of charge, by calling the Fund at 888- 876-3566. A copy will be sent to you within three days of your request.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Class A and Class C shares of the Fund.

--------------------------------------------------------------------------------
                                                    Class A          Class C
                                                    -------          -------
Shareholder Fees:
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(As a percentage of offering price)                  4.00%             None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(As a percentage of redemption proceeds)             None              1.00%(1)
--------------------------------------------------------------------------------
Redemption Fees                                      None(2)           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses:                     Class A*        Class C**
-------------------------------                     --------        ---------
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees (3)                                  0.50%             0.50%
--------------------------------------------------------------------------------
Service and Distribution (12b-1) Fees (4)            0.25%             1.00%
--------------------------------------------------------------------------------
Other Expenses (5)                                   1.45%             1.45%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 2.20%             2.95%
--------------------------------------------------------------------------------

*    Class A shares began investment operations on November 19, 1999.
**   Class B shares commenced investment operations on May 19, 2000
1. Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within thirteen months following such investments.
2. If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

3.   Management fees include a fee of 0.50% for investment advisory services and
     1.45 for administrative and other services. Both fees are paid to the Adviser.
4. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
5. The Advisor is paid a fee of up to 1.45% annually, for administrative and other services. As a result of this arrangement, the Advisor is responsible for providing, or arranging to provide, all administrative services to the Fund and is responsible for the payment of all fees and expenses of the Fund except for taxes, interest, litigation expenses 12b-1 fees and other extraordinary expenses.

Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:

                              1 Year        3 Years       5 Years       10 Years
                              ------        -------       -------       --------
Class A                       $  614        $1,061        $1,532        $2,833
Class C                       $  400        $  913        $1,552        $3,271

If you did not redeem your shares, your expenses would be:

                              1 Year        3 Years       5 Years       10 Years
                              ------        -------       -------       --------
Class A                       $  614        $1,061        $1,532        $2,833
Class C                       $  298        $  913        $1,552        $3,271

A maximum sales charge of 4.00% is included in the Class A Share expense calculations in both examples. The maximum contingent deferred sales charge applicable to each time period is included in the Class C expense calculations for redemptions.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and strategies have been described in the Risk/Return Section of this Prospectus. This Section includes additional information that you should know concerning your investment in the Fund.

Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index, in approximately the same percentages as those companies are included in the Index. However, the Fund will never be able to perfectly duplicate the Index's performance, because the Fund incurs expenses in its management, whereas the Index does not.

Investing the Fund's assets primarily in Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least thirty days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions".

                             WHY INVEST IN THE FUND?

The State of Israel is a highly developed, industrialized democracy. Since the beginning of the decade, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs. Israel has concluded free trade agreements with its major trading partners, and is the only nation that is a party to free trade agreements with both the United States and the European Union. In recent years Israel has signed free trade agreements with Switzerland, Norway, Canada, Turkey, the Czech Republic, the Slovak Republic, Poland and Hungary.

Between 1950 and 1997, Israel's GDP grew by an average annual rate of 7%. In recent years, the production of goods and services has shifted mainly towards high-technology value added industries, causing the trade deficit to drop from 23% of the GDP in 1950, to about 7% in 1998.

Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force had university or other advanced degrees. Israel has the highest per capita concentration of scientists and technicians of any country in the world. Israel boasts the world's greatest per capita number of engineers and doctors (135 per 10,000 workers). In addition, Israel has recently experienced an extraordinary influx of new immigrants, primarily from the republics of the former Soviet Union. From 1990 through 1997, about 822,000 immigrants arrived, increasing Israel's population by approximately 18%.

Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade due in part to this huge influx of scientists and physicians from the former Soviet Union, and due to an influx of investments from abroad.

Major U.S. and other foreign companies are forming partnerships with Israeli companies at a remarkable rate. Investment capital has been flowing in to support Israel's research and development in the computer hardware and software industries; in pharmaceutical and bio-technology companies; and in Internet and Telecommunications products and services. Israel attracts more American venture capital than any other nation outside the U.S. Israel is second only to the United States in the number of new high tech start up companies. Direct foreign investments in Israel grew to more than $2 billion in 1998, up from virtually none in 1990.

Israel's economy has surged ahead of many European nations. Its 1998 $16,000 per capita gross domestic product places Israel among the developed Western European countries, in large part due to technology exports. Technology exports account for about 1/2 of all Israel's exports. Exports from Israel more than doubled between 1992 and 1998. Israeli companies, especially high tech companies, are globally diversified in their revenue streams and over 70% of Israel's GDP is derived from foreign exports. Israel has improved its country credit rating to "A-" "stable" (Standard & Poor's) and "A3" "solid" (Moody's), the same ratings as China and Hong Kong, and higher than Hungary, Argentina, Brazil and Chile. Rapid and ongoing privatization of formerly state run financial, communications, and utility concerns has added to the breadth and strength of Israel's publicly traded companies.

In September 1993, Israel and the Palestinian Liberation Organization signed a "Declaration of Principles,". In addition, a peace treaty was thereafter signed with Jordan. These treaties join the 1979 accords with Egypt as the first peace agreements between Israel and its neighbors. The peace process has recently faced difficult challenges with the resumption of violence in the Middle East. Still, the long term prospects for peace remain viable, though the investor should be mindful that the Middle East region is volatile and the pace for achieving a comprehensive resolution has slowed significantly since September, 2000.

Israel is a member of a number of international organizations, including the United Nations, the World Bank Group (including the International Finance Corporation), the International Monetary Fund (the "IMF"), the European Bank for Reconstruction and Development, and the Inter-American Development Bank.

Israel is a signatory to the General Agreement on Tariffs and Trade ("GATT") of 1947 and 1994, which provides for reciprocal lowering of trade barriers among its members. Under GATT, Israel is eligible to receive a number of trade preferences that are available only to certain GATT participants, including duty-free treatment of its exports to certain countries pursuant to the GATT Generalized System of Preferences. Israel is a founding member of the World Trade Organization.

Israel has concluded free trade area ("FTA") agreements with its major trading partners and is the only nation that is a party to free trade agreements with both the United States and the European Union (the "EU"). In addition, Israel has recently concluded free trade agreements with both the Czech and Slovak Republics, Hungary and Poland and is in the process of negotiating such an agreement with Slovenia. In 1996, Israel concluded FTA agreements with Turkey and Canada. In 1975, Israel entered into an FTA agreement with the EU that provided for the gradual reduction and ultimate elimination of tariffs on manufactured goods and certain agricultural products. In July 1995, Israel concluded negotiations with the EU for a new agreement to include services, including financial services, government procurement, and cooperation in research and development, and also to include additional agricultural products and to improve Israel's access to European markets in the advanced industry and high-technology sectors. In 1985, Israel and the United States entered into an FTA agreement that resulted in the elimination of all tariffs on all products by January 1, 1995. The FTA agreement with the United States also has resulted in the elimination of certain non-tariff barriers to trade between the two countries. In 1992, Israel concluded an FTA agreement with the European Free Trade Association that applied largely to manufactured products.

Israel's FTA agreements allow Israel to export products with little or no duties to both the United States and most Western industrialized nations. In March 1996, the Council of Ministers of the O.E.C.D. approved Israel's request to participate in the organization's activities, and Israel has accordingly joined certain O.E.C.D. committees with an observer status.

Israel is not only rich in research, technology and intellectual investment, but also is the only democratic nation in the Middle East. The influx of venture capital, the infusion of human resources (Israel's population nearly doubled in the last 15 years), and the conversion of the economic focus from military to commercial (defense spending dropped from about 30% of GNP in 1973 to less than 14% in 1998), have led many to believe that Israel is the next "Silicon Valley."

There has been a dramatic increase in the number of Israeli companies trading on
U. S. Exchanges, particularly the NASDAQ. In 1996, 17% of all new non-U.S. companies to join the NASDAQ were Israeli, more than any other nation. Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street. In Israel, the Tel Aviv Stock Exchange now lists more than 665 companies and over 1000 securities, with a current market capitalization of about $80 billion.

These dramatic developments in Israel present a new and relatively unexploited opportunity for equity investment. Currently, there are no other U.S. based open end mutual funds available as a vehicle for investment in Israel securities.

                             THE AMIDEX35(TM) INDEX

The AMIDEX35(TM) Index is an unmanaged Index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. A company is an "Israeli company" if:

Its stock is traded on the TASE; or its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market AND the company has been listed by the Israeli financial newspaper, Globes as "Israeli shares traded on the New York Bourse."

If Globes stops publishing a list of "Israeli shares traded on the New York Bourse", the Board of Directors will select an alternative publication that similarly defines such companies.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:

o    It must be a publicly traded "Israeli" company, as defined above; and
o It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.

The largest (as measured by market capitalization) 35 Israeli companies that satisfy all of the criteria described above will be included in the Index. You should be aware that the Index might contain more or less than 35 companies during the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not replaced until the beginning of the new calendar year. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the new year. During the first ten business days of each calendar year, the Index is adjusted to add or delete companies.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a market capitalization index. The Index began being calculated on January 1, 1999 at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, adjusted to U.S. currency. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually would qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies. Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the index, and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange. For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Adviser's opinion, there are exceptional circumstances.

The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index. The Adviser has entered into agreements with various companies to construct, calculate and publish the Index. Business Graph Group ("Tochna L'Inyan"), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The ("TASE") provides information regarding the Israeli companies participating in the Index. Business Graph Group ("Tochna L'Inyan") was initially responsible for maintaining and publishing the Index. Currently, Bloomberg, L.P. is responsible for calculating and publishing the Index. Bloomberg, L.P. and Business Graph Group have no affiliation with the Fund, the Advisor, or any of the Fund's other service providers. The Advisor may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to fully reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities. The Adviser is likely to track Index performance most closely. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."

                                  RISK FACTORS

You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term aggressive investors who understand the potential risks and rewards of investing in the common stock of Israeli companies. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates, exchange rates and other company, political, and economic news. Over the short term, stock prices can fluctuate dramatically in response to these factors. Over longer time periods, stocks, although more volatile, have historically shown greater growth potential than other investments. The Index is composed of only 35 companies, and this limited number of companies may pose additional risks to the Fund. Some of the companies included in the Index are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and/or lack of management depth. There is risk involved in the Fund's investment policy of tracking the Index, due to the potential company turnover that may occur in the Index, the possible addition of companies to the Index that may not have a long operating history, and the risks inherent in concentrated investing in the Israeli market.

When you sell your Fund shares, they may be worth less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. The relatively limited liquidity of some of the equities in the Index may affect the Fund's ability to acquire or dispose of securities at a desirable price and time. At times, the Fund may be unable to acquire desired positions quickly, or may be unable to dispose of securities promptly. This could cause net asset value to decline and could negatively affect the Fund's correlation to the Index.

Some share transactions will be denominated in New Israeli Shekels ("NIS"), and for liquidity purposes, some cash or short term investments may be held in New Israeli Shekels as well. The Fund is subject to the risk that the value of the New Israeli Shekel will change relative to the dollar, and this could adversely affect the Fund.

Israel's economy has been subject to destabilizing influences in the past, including military conflicts, civil unrest, strikes, political division and periods of hyper-inflation. The Israeli government has intervened via fiscal and monetary means, import duties, currency and wage restrictions, and other measures. The Fund is subject to the risks of changes in Israeli government policies and unforeseeable changes in securities, banking, currency and other regulations. The Israeli economy has a substantial amount of concentrated control, and the government is directly involved in and influences aspects of private companies. Although various privatization programs are under way, the government still owns or controls numerous corporations and other entities. Actions by the government, such as nationalization, expropriation, imposition of new taxes, restrictions on trade and regulations could have a significant impact on the prices of securities or the ability of the Fund to invest in or liquidate specific securities.

FINANCIAL DISCLOSURE AND REGULATION

Companies in Israel are subject to accounting, auditing and financial standards and requirements that, while substantially similar, are different in some respects from those applicable to U.S. companies. In particular, financial statements generally must be adjusted to reflect the effects of inflation. There is less government supervision and regulation of the Israeli securities exchange, brokers and listed companies with respect to such matters as insider trading rules, restrictions on market manipulation and shareholder proxy requirements than exists in the United States, although the Israel Securities Authority has extensive power and authority to regulate the securities and capital markets. There is also less publicly available information about Israeli companies compared with that available about U.S. companies. In addition, credit analysis and ratings systems are not well developed.

                                PURCHASING SHARES

The Fund's net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's NAV is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Shares of the Fund are purchased at their public offering price, which is the per share NAV plus any sales charges, next computed after receipt of your purchase order or the transfer of your assets from the Money Market Fund to the Fund.

The Fund's NAV is determined on days on which the New York Stock Exchange is open for trading. Note that the TASE is open on Sundays and closed on Fridays and Saturdays. The schedule of holidays in Israel is also different from that in the U.S., and there may be a delay in calculating NAV due to the inconsistent schedules of the Tel Aviv and New York markets. You should be aware that the Fund's NAV may change on days when you cannot purchase or redeem shares because the companies in which the Fund invests may trade on the TASE, an exchange which is open on days when the NYSE is closed.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Please see the Sections of the SAI entitled "Purchasing and Redeeming Shares" and "Tax Information" for more information concerning share purchases. You may direct inquiries concerning the Fund to:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566

VARIABLE PRICING SYSTEM
The Fund offers two classes of shares by this prospectus so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. All three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

                            Sales Charge         Sales Charge
                            As a % of            As a % of           Dealer
Amount Invested             offering price       Amount Invested     Reallowance
---------------             --------------       ---------------     -----------
Less than  $ 49,999         4.00%                4.17%               3.50%
$50,000 to $ 99,999         3.50%                3.63%               3.00%
$100,000 to 249,999         3.00%                3.10%               2.50%
250,000 to 499,999          2.50%                2.04%               2.00%
500,000 to 999,000          1.50%                1.52%               1.00%
1,000,000 or more           0.00%                0.00%               0.00%*

* The Advisor will pay a dealer concession of 1% of the offering price to brokers, dealers and other financial professionals on sales of $1 million to $2,999,999, 0.50% on the next $3 million to $4,999,999, and 0.25% on amounts above $5 million. If shares are redeemed within 1 year of purchase, your account will be charged a fee equal to the dealer concession paid.

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

Declaration Distributors, Inc, ("DDI") the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with DDI to sell shares of the Fund. The dealer's concession may be changed from time to time. DDI may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

Exemptions from sales charges
-----------------------------
The Fund will waive sales charges for purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, registered investment advisers or brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Fund. For purchasers that qualify for fee waiver, shares will be purchased at net asset value.

Reduced sales charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in the Fund with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Fund, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 3.50% on that purchase, because you had accumulated more than $500,000 total in the Fund.

Letter of intent
----------------
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS C SHARES
Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets and an additional 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge ("CDSC") of 1.00% of the value of your redemption if you redeem your shares within thirteen months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than one year prior to the redemption, and increases in the value of your shares.

CDSC waivers
------------
The CDSC is waived on redemptions of Class C shares (i) following the death or disability (as defined in the IRS Code) of a shareholder (ii) in connection with certain distributions from an IRA or other retirement plan, and (iii) pursuant to the right of the Fund to liquidate a shareholder's account.

                 FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of Fund expenses over time in the Risk/Return Summary.

Distribution Fees
-----------------
Amidex(TM) Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, for each Class of Shares, for the Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of each Fund.

Under the Class A Plan, the Class A shares of each Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class A shares. For the Fund's fiscal year ending May 31, 2001, the Fund accrued and paid $10,698 in 12b-1 fees for its Class A shares.

Under the Class C Plan, Class C Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares.

Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the Distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. For the Fund's fiscal year ending May 31, 2001, the Fund accrued and paid $11,877 in 12b-1 fees for its Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

MINIMUM INVESTMENT AMOUNTS
Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

                                        MINIMUM                MINIMUM
                                        INVESTMENT             SUBSEQUENT
CLASS                                   TO OPEN ACCOUNT        INVESTMENTS
--------------------------------------------------------------------------------
CLASS A             Regular             $2,500                 $1,000
                    IRAs                $1,000                 $  100

Automatic           Regular             $2,500                 $  100 per month
---------
Investment Plan     IRAs                $1,000                 $  100 per month
---------------
--------------------------------------------------------------------------------
CLASS C             Regular             $5,000                 $1,000
                    IRAs                $1,000                 $  100

Automatic           Regular             $2,500                 $  100 per month
---------
Investment Plan     IRAs                $1,000                 $  100 per month
---------------
--------------------------------------------------------------------------------

OPENING AND ADDING TO YOUR ACCOUNT
You can invest in Adviser Series shares of the Fund through participating financial service professionals. After you have established your account, you may make subsequent purchases by telephone. You may also make subsequent investments in the Fund through an automatic payment plan. Any questions you may have can be answered by calling 1-888-876-3566 or by contacting your financial adviser.

Purchases through Financial Service Organizations
-------------------------------------------------
You may purchase Class A or Class C shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan
-------------------------
You may purchase Class A or Class C shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. You may only select an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-888-876-3566.

                                REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at AMIDEX Funds, Inc., c/o The Declaration Group, 555 North Lane, Suite 6160, Conshohocken, Pa 19428. To be in "proper form," your redemption request must:

o specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
o    be signed by all owners exactly as their names appear on the account;
o if required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority may be requested from corporations, administrators, executors, personal representatives, Directors, or custodians to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

o    establishing certain services after the account is opened;
o    requesting redemptions in excess of $10,000;
o    redeeming or exchanging shares, when proceeds are:
o    being mailed to an address other than the address of record,
o    made payable to other than the registered owner(s); or
o    transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund, less any applicable CDSC charges. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption.

If the value of your account falls below $1,000 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. However, the Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                               TAX CONSIDERATIONS

U.S. Taxes and Pass Through to Shareholders:

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisors for a detailed and complete review of tax ramifications.

Israeli Taxes:

The following is a short summary of Israeli taxes that may be imposed on the Fund. The following discussion is partially based on enacted Israeli legislation that has not been subjected to judicial or administrative interpretation. There can be no assurance that views expressed herein will be accepted by the courts or by the Israeli Tax Commission. For a more complete discussion of Israeli tax considerations, please see the SAI.

Capital Gains Tax: The Israeli Income Tax Ordinance (the "Ordinance") imposes a tax on capital gains derived by residents of Israel, or non-residents of Israel who sell assets which represent a direct or an indirect interest in Israeli assets. The Fund, as a non-resident of Israel, may be subject to capital gains tax on the sale of securities issued by Israeli corporations, subject to any exemption or rate reduction that may be applicable.

OTHER TAXATION

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

This discussion is limited only to U.S. federal income tax and Israeli tax. Moreover, the U.S. federal income tax and Israeli tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As explained further below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary annual operating expenses at 2.20% of daily net asset value of the Fund for Class A shares and 2.95% for Class C shares, excepting brokerage, interest, taxes, litigation, and other extraordinary expenses.

Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Boaz Rahav is the Fund Manager, and is responsible for all investment decisions relating to the Fund. Mr. Goldstein also serves as the President and as a Director of AMIDEX(TM) Funds, Inc. The mission statement of the Adviser is "To develop and introduce Israeli-related investment vehicles to individuals and financial institutions worldwide."

The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index. Boaz Rahav, who last served as Chief Economist for the Government of Israel Ministry of Finance in New York, is the Fund Manager for the Adviser. Mr. Rahav has over 8 years experience in Israeli financial markets, having worked for a large institutional brokerage house in Israel as a trader and as a mutual fund manager from 1994 to 1996. Previously, Mr. Rahav worked from 1991 to 1993 for the Federation of Israeli Chambers of Commerce. Mr. Rahav also served from 1987 to 1990 in the Intelligence Wing of the Israeli Air Force. Mr. Rahav has a business degree from the Tel Aviv College of Business and an MBA (with distinguished honors) from the New York Institute of Technology. Mr. Rahav holds his NASD Series 7 and Series 63 licenses, an Investment Adviser and Analyst Diploma from Tel Aviv University, and a Trader Certificate from the Tel Aviv Stock Exchange. Mr. Rahav joined the Adviser in February 1999.

The Adviser invests the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund pays the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets. The Fund will not be liable in future years for any fee waivers or expense assumptions made by the Adviser in previous years. The Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, and related bookkeeping. For the Fund's fiscal year ending on May 31, 2001, the Fund paid advisory fees of $95,843 to the Adviser.

Under the terms of the Services Agreement, the Adviser, subject to the supervision of the Board of Directors, will provide, or arrange to provide, essentially all day-to-day operational services to the Fund. The Adviser pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders.

For such services, the Fund will pay to the Adviser on the last day of each month a fee equal to an annual rate of 1.70% of the average net asset value of the Fund. This fee is computed daily based upon the net asset value of the Fund. The Adviser and the Fund have entered into an Investment Company Services Agreement with Declaration Service Company ("DSC") to provide Transfer Agent and essentially all administrative services for the Fund, and have entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI") to act as principal underwriter for the Fund's shares. DSC and DDI are affiliated companies.

The Adviser pays all expenses incident to the Fund's operations and business except expenses relating to legal fees resulting from litigation, brokerage expenses, taxes, if any, 12b-1 fees and other extraordinary charges. For the Fund's first fiscal year ending on May 31, 2001, the Fund paid operating servicing fees of $277,945 to the Adviser.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends December 31, with a report containing audited financial statements.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

The Fund and the Adviser have entered into an Investment Services Agreement, dated May 11, 2001 with Declaration Services Company ("DSC") wherein DSC will provide substantially all administrative, accounting and transfer agent services to the Fund. DSC will be paid for such services by the Adviser.

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428 ("DDI") has agreed to act as principal underwriter for the Fund's shares, pursuant to a Distribution Agreement dated May 11, 2001. The Agreement will expire on May 11, 2002, unless renewed annually thereafter by the Fund's board of directors voting as a whole and by a majority of the Fund's "uninterested" directors, as that term is defined in the Investment Company Act of 1940. Either party to the Distribution Agreement may terminate the agreement on 60 days written notice, and the agreement will terminate automatically in the event of its assignment. DDI will be paid for such services by the Adviser.

On May 29, 2001, the Board of Directors for the Company approved a Code of Ethics (the "Code") for the Fund, Adviser and DDI. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code.

                              FINANCIAL HIGHLIGHTS

The financial data included in the table below for the fiscal year ended May 31, 2001 for Class A and Class C shares of the Fund have been audited by Deloitte & Touche, LLP, independent auditors. The information in the tables below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which may be obtained without charge by contacting the Fund. Since all share classes of the Fund are invested in the same portfolio of securities, the returns shown below will vary only to the extent that the various share classes have different sales charges and ongoing expenses.

                                                                  Class A                                   Class C
                                                     ---------------------------------         ---------------------------------
                                                 For the Year Ended  For the Period Ended   For the Year Ended  For the Period Ended
                                                    May 31, 2001        May 31, 2001(1)        May 31, 2001        May 31, 2001(2)
                                                    ------------        ---------------        ------------        ---------------
Net Asset Value, beginning of period                 $    13.33           $     9.60            $    10.42           $    10.00
                                                     ----------           ----------            ----------           ----------
Income from investment operations:
        Net investment income (loss)                      (0.20)               (0.10)                (0.23)               (0.01)
        Net realized and unrealized gain
        (loss) on investments                             (3.31)                3.83                 (2.56)                0.43
                                                     ----------           ----------            ----------           ----------
Total from investment operations                          (3.51)                3.73                 (2.79)                0.42
                                                     ----------           ----------            ----------           ----------
Distributions:
        From net realized capital gains                   (0.20)                0.00                 (0.20)                0.00
                                                     ----------           ----------            ----------           ----------
Total Distributions                                       (0.20)                0.20                 (0.20)                0.00
                                                     ----------           ----------            ----------           ----------
Net Asset Value, End of Period                       $     9.62           $    13.33            $     7.43           $    10.42
                                                     ----------           ----------            ----------           ----------

Total Return                                            (26.75%)              38.85%               (27.32%)               4.20%

Ratios/ Supplemental Data
        Net Assets, end of period (in 000's)         $    3,930           $      645            $    1,305           $       38
        Ratio of expenses to average net assets           2.20%                2.70%(3)              2.95%                2.51%(3)
      Ratio of Net investment loss to average
        net assets:                                      (1.60%)              (1.48%)(3)            (2.39%)              (2.14%)(3)

Portfolio Turnover Rate                                  41.60%               18.16%                41.60%               18.16%

(1) The AMIDEX35 Mutual Fund Class A shares commenced operations on November 18, 1999.
(2)  The AMIDEX35  Mutual Fund Class C shares  commenced  operations  on May 19,
     2000.
(3)  Annualized

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest audited Annual Report, dated May 31, 2001, and Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated September 28, 2001 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Company's Annual Report contains audited financial information concerning the Fund and discussion relating to the factors that affected the Fund's performance during the Fund's last fiscal year.

To receive a copy of the Company's Annual Report of SAI, contact the Company"

BY MAIL:
AMIDEX(TM) Funds, Inc.
c/o Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA 19428

BY PHONE:  1-888-876-3566

ON THE INTERNET:  www.amidex.com

To request a free copy of the SAI or the Fund's Annual Report, please contact the Fund. A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                          The AMIDEX35(TM) Mutual Fund
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566

                           Investment Company Act No.
                                    811-9123

                       STATEMENT OF ADDITIONAL INFORMATION

                            Dated September 28, 2000

                              AMIDEX(TM)FUNDS, INC.
                             26 Broadway, Suite 741
                            New York, New York 10004

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of The AMIDEX35(TM) Mutual Fund, dated September 28, 2001. You may obtain a copy of the Prospectus, free of charge, by writing to AMIDEX(TM) Funds, Inc, c/o The Declaration Group, 555 North Lane, Suite 6160, Conshohocken, PA 19428, phone number 1-888-876-3566.

                                TABLE OF CONTENTS

About AMIDEX Funds, Inc.
Investment Policies and Restrictions               Fund Service Providers
Investment Adviser                                 Independent Accountants
Directors and Officers                             Independent Auditors Report
Performance Information                            Financial Statements
Purchasing and Redeeming Shares
Tax Information
Portfolio Transactions

                            ABOUT AMIDEX FUNDS, INC.

AMIDEX(TM) Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment Adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser. This Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently , the Company has authorized the issuance of three series of shares, the AMIDEX35 Mutual Fund, the AMIDEX Technology Fund and the AMIDEX Cancer Innovations & Healthcare Mutual Fund. Further, the Board has also authorized the offering of four classes of shares within each series; a no-load class, a Class A share that is offered with a front-end sales charge, a Class B share with a declining contingent deferred sales charge ("CDSC"), and a Class C share, with a one year CDSC and an ongoing service and distribution fee. Shareholders of each share class are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

This SAI pertains only to the AMIDEX35 Mutual Fund (the "Fund").

On May 29, 2001, the Board of Directors for the Company approved a Code of Ethics (the "Code") for the Fund, Adviser and DDI. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund is a non-diversified Fund. The Investment Company Act of 1940 defines a diversified fund to mean that as to 75% of the Fund's assets (valued at the time of investment), a fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Fund normally will invest at least 95% of its net assets in the approximately 35
Israeli companies that make up the AMIDEX35 Index (the "Index"), in approximately the same percentages as those companies represent in the Index. It is likely that a few of these companies will comprise a large percentage of the Fund's portfolio holdings--in excess of the 25% limit on holdings in excess of 5%. As a result, the Fund will not be diversified.

PORTFOLIO TURNOVER. For the Fund's most recent fiscal year ending May 31, 2001, the fund's portfolio turnover rate was 41.60%. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund anticipates that its annual portfolio turnover will be not greater than 75%.

Under normal circumstances, the Fund will invest at least 95% of its average net assets in the securities of companies listed on the Index. The Fund may also invest in the following securities:

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Fund may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Fund's portfolio. Because the Fund will concentrate its investments in Israeli companies, the Fund will be exposed to the risks associated with Israeli companies to a greater degree than will funds whose investment policies do not require or allow such concentration. The Fund will invest in the common stock of companies included in the Index that trade on the TASE, NYSE, the AMEX, or NASDAQ.

The Fund will normally invest up to a total of 5% of its aggregate average net assets in the following securities:

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.

The Fund may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. The Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The Fund may hold cash in the United States, Israel, or in both. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.

Risk Factors Associated With Futures and Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows:

The Fund will not:

1. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's net assets at the time of borrowing;

3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

4.   Make margin purchases or short sales of securities;

5. Invest in companies for the purpose of management or the exercise of control;

6. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

7. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Advisor.

8. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration, if such companies are members of the AMIDEX(TM) 35 Index;

9. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate, if such companies are members of the AMIDEX(TM) 35 Index.

10. Purchase warrants on securities, although the Fund may receive and exercise warrants received Fund as dividends on previous securities purchases.

11.  Issue senior securities.

12.  Invest in commodities, or invest in futures or options on commodities.

13. Invest more than 25% of its assets (valued at time of investment) in securities of issuers in a single industry

Restrictions 1 through 13 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

1. Invest more than 15% of its net assets in securities that are not readily marketable;
2. Acquire securities of other Investment Companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization.
3. purchase more than 3% of the voting securities of any one investment company;
4. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;
5. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;
6. Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers which are not members of the AMIDEX35(TM)Index.

                               INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in October, 1998, and changed form to a limited liability company in March, 1999. The Adviser registered as an Investment Advisor with the Securities and Exchange Commission in December, 1998. The Adviser was created to provide investment advice to the Fund, and at present that is the exclusive business of the Adviser. Mr. Clifford A. Goldstein owns a 40% interest in and controls the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated March 1, 1999 (amended May 11, 2001) (the "Agreement"). Clifford A. Goldstein, is an affiliated person of the Adviser and acts as a Director of the Company.

The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The original Agreement had a term of two years, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Agreement
will terminate automatically in the event of its assignment (as defined in the 1940 Act). For the fund's fiscal year ending May 31, 2001, the Fund paid advisory fees of $95,843 to the Adviser. For the period ending May 31, 2000, the Fund paid advisory fees of $22,654.

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below:

Name, Age, Address, Position                Principal Occupation For the
with Fund                                   Last Five Years
----------------------------------------------------------------------------------------------------
Clifford A. Goldstein* (Age 43)             Managing Partner and Attorney with Weber,
President and Director of Fund,             Goldstein, Greenberg, Gallagher, Phil. PA,
President, Controlling Partner of           PA, a general litigation firm, since 1991. BA
Adviser                                     from Temple University, Philadelphia, PA,
                                            4/78. J.D. from Temple University School of Law, 3/82.

Theodore A. Young, Esq.* (Age 54)           Partner, law firm of Fox, Rothchild, O'Brien &
Director of Fund, Legal counsel             Frankel, Philadelphia, PA, practicing securities
to Adviser                                  and business law.  Mr. Young has been the President of
                                            the Philadelphia-Israel Chamber of Commerce, and is the
                                            Secretary of the Jewish Federation of Greater
                                            Philadelphia.  Mr. Young earned his law degree from the
                                            University of Pennsylvania.

Lee B. Zeplowitz*  (Age 43)                 President, Greater Philadelphia Chapter of the American
Director                                    Society for Technion/Israel Institute of Technology.
                                            Mr. Zeplowitz is also a partner in the Kibbutz Kfar Blum
                                            Hotel in the Galilee.  He is also a Certified Public
                                            Accountant, registered investment adviser and Certified
                                            Financial Planner and is engaged in the private practice
                                            of estate planning and financial management for high
                                            worth individuals. Mr. Zeplowitz is a graduate of Temple
                                            University.

Dr. Moshe Porat, Phd.  (Age 54)             Dean of Fox School of Business & Management,
Director                                    Temple University, Philadelphia, PA.  Mr. Porat
                                            Serves on the Boards of the Penn-America Group, the
                                            Willis Corroon National Risk Management Board, the new
                                            Risk Managers National Committee, and the American Risk
                                            and Insurance Board.  Mr. Porat received his BA and MBA
                                            (magna cum laude) degrees from Tel Aviv University.

                                        5

Name, Age, Address, Position                Principal Occupation For the
with Fund                                   Last Five Years
----------------------------------------------------------------------------------------------------
Ami Miron (Age 53)                          Chairman, President and CEO of MoreCom, a
Director                                    Pennsylvania based digital convergence, TV and
                                            internet solutions solutions company. Educated at
                                            the Technion, Columbia University and Polytechnic
                                            University, Mr. Miron was previously a Vice
                                            President with General Instruments, a Division
                                            Leader at Phillips Labs.

H. Scott Herrin  (Age 43)                   Mr. Herrin graduated from Amherst Collage
Director                                    with a BA in economics and received his Juris
                                            Doctorate from the Harvard Law School. After
                                            serving as President of Klearfold, Inc. Mr.
                                            Herrin became a Director and Consultant to the
                                            IMPAC Group, an international packaging and
                                            printing corporation.

Brian Klazmer* (Age 43)                     Mr. Klazmer is a principal with Klazmer Financial
Director                                    an insurance and financial services company.
                                            He received his B.A. from Dickinson College and his
                                            Juris Doctorate from Temple University Law School.


* Indicates an "interested person" as defined in the Investment Company Act of 1940.

Amidex Funds, Inc. (the "Company") was organized as a Maryland Corporation on April 27, 1999 (See the Sections titled "Management of the Fund" and "General Information" in the Fund's Prospectus). For the Company's fiscal year ending May 31, 2001, no director received compensation for his or her service to the Fund as a Director. Clifford Goldstein received compensation from the Adviser for his services to the Adviser, but did not receive any compensation for his services as a Director.

As of September 24, 2001, the following persons owned in excess of 5% of the Fund's outstanding shares, by Share Class.

----------------------------------------------------------------------------------------
                                                   No. of                   %of Total
            Shareholder              Share Class   Shares      %of Share    Fund Shares,
                                     Owned         Owned       Class        All Classes
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Merrill, Lynch FBO Client Accounts     Class A      749,823      33.21%         7.70%
----------------------------------------------------------------------------------------
Crestar Investment Group   Accounts    Class A      354,687      15.50%         3.59%
----------------------------------------------------------------------------------------
Merrill, Lynch FBO Client Accounts     Class C      488,109      67.46%         4.94%
----------------------------------------------------------------------------------------

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

>From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           [n]
Average Annual Total Return is computed as follows:  P(1+T)   = ERV

Where:    P = a hypothetical initial investment of $1000]
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, sales charges on particular classes of shares, if any, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchases and redemptions of shares is contained in the Fund's Prospectus under the Sections "Purchasing Shares" and "Redeeming Shares". This section supplements that information.

Redemptions will be made at net asset value, less any applicable CDSC for Class B and C shares. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For No-Load shares redeemed prior to being held for at least 365 days, the redemption value is the NAV less a redemption fee equal to 2.00% of the NAV.

                                 TAX INFORMATION

Information  concerning  the taxation of the Fund is generally  discussed in the
Prospectus  under  the  Section  titled  "Tax   Considerations".   This  Section
supplements that discussion.

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and subsequently such shares are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution may be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Taxation issues are complex and highly individual. You should consult with your tax advisor concerning the effects of transactions in the Fund.

ISRAELI TAXES

Highlights
----------
Under current Israeli tax laws, capital gains realized upon the sale of "Exchange-Listed Securities" (i.e., Israeli securities that were listed on the TASE when acquired and when sold , or that are shares in "industrial companies" or "industrial holding companies" and that were listed on certain non-Israeli stock exchanges when acquired and when sold) generally are not subject to Israeli tax. Capital gains realized upon the sale of Israeli securities that are not Exchange-Listed Securities are subject to Israeli tax at ordinary tax rates (which in the case of corporate shareholders is 36% and in the case of individuals is 35-50%, depending on the individual's marginal tax rate) for the 1999 tax year. In the case of a shareholder which is in the business of buying and selling securities in Israel (as defined under the Israeli Income Tax Ordinance), gains realized upon the sale of Exchange-Listed Securities are not capital gains and are subject to Israeli tax at ordinary rates, as specified above. Dividends paid with respect to Israeli securities are subject to an Israeli withholding tax of 25%.

The Israeli authorities are reviewing from time to time the question of imposing a Capital Gains Tax on some TASE investments. At this point in time, it appears as if there are no concrete plans for the imposition of such a tax, nor can its structure, if and when imposed, be predicted. The possibility of an imposition of capital gains tax, should, nonetheless, be considered (however, even if a Capital Gains Tax is imposed, it is likely that it will not apply to the Fund - as detailed below).

If a Capital Gains Tax is enacted, under the bilateral income tax treaty between the United States and Israel (the "Treaty") a resident of the United States or Israel is exempt from capital gains tax by the other state provided certain conditions (including the condition that such capital gains be treated as not being attributable to a permanent establishment (i.e., the conduct of a trade or business) in the other state) are satisfied. Thus, assuming such conditions are satisfied, the Fund's capital gains on all Israeli securities, including both Exchange-Listed Securities and securities that are not Exchange-Listed Securities, will be exempt from the Capital Gains Tax. In addition, under the Treaty dividends paid with respect to Israeli securities will be subject to a ten percent (10%) Israeli withholding tax as opposed to the usual 25% rate.

If the Fund is deemed to be engaged in the trade or business of buying and selling securities in Israel then the Treaty will not apply. In that case, the Fund's capital gains on all Israeli securities, including on Exchange-Listed Securities, will be subject to Israel tax at the ordinary corporate rates (36% in the 1999 tax year).

Detailed Description of Israeli Taxes

CAPITAL GAIN TAX: The Israeli Income Tax Ordinance (the "Ordinance") imposes capital gains taxes derived by residents of Israel, or non-residents of Israel who sell assets which represent a direct or an indirect interest in Israeli assets. The Fund, as a non-resident of Israel, will be subject to capital gains tax on the sale of securities issued by Israeli corporations, subject to any exemption or rate reduction that may be applicable (see below).

The Ordinance distinguishes between "real" capital gains, which are generally subject to tax at a corporate rate of 36% in the 1999 tax year, and an "inflationary amount," which is generally subject to tax at a rate of 10%. However, currently, the Ordinance does not tax the "inflationary amount" for investments made at present (only for investments made in the past), and such tax shall therefore not apply to the Fund.

Israeli law currently provides for an exemption from capital gains tax for gains realized from the sale of securities (including shares, debt securities and warrants) that are traded on the TASE, provided that the seller did not hold the securities prior to their listing on the TASE. In addition, gains realized from the sales of shares of Israeli corporations defined as "industrial companies" or "industrial holding companies" that are traded on certain non-Israeli (including
US) exchanges or through NASDAQ are exempted from capital gains tax, provided that the shares were not acquired by the seller prior to the their listing. The securities to which the exemption currently applies are referred to herein as "Exchange-Listed Securities."

The current exemptions apply only where the gains from the sale of securities are deemed "capital gains". Persons who are engaged in the business of buying and selling securities in Israel (as defined under the Israeli Income Tax Ordinance) are subject to ordinary income tax, and therefore the exemption from capital gains tax are inapplicable to such investors.

If the Fund is deemed to be engaged in the trade or business of buying and selling securities in Israel then the Fund's capital gains on all Israeli securities, including on Exchange-Listed Securities, will be subject to Israel tax at the ordinary corporate rates 36% in the 1999 tax year.

CORPORATE TAXES: Israeli corporations are generally subject to a tax on their income at a rate of 36% in the 1999 tax year. Reduced tax rates apply to those portions of a company's operations which qualify as Approved Enterprises under the Law for the Encouragement of Capital Investments. A company which also qualifies as a Foreign Investors' Company is entitled to further reductions in the Corporate Tax generally applicable to Approved Enterprises.

WITHHOLDING TAX ON PAYMENT OF DIVIDENDS. Non-residents of Israel who receive dividends from Israeli corporations are generally subject to a withholding tax of 25%.

BILATERAL INCOME TAX TREATY: Under the bilateral income tax treaty between the United States and Israel (the "Treaty") a resident of the United States or Israel is exempt from capital gains tax by the other state provided certain conditions (including the condition that such capital gains be treated as not being attributable to a permanent establishment (i.e., the conduct of a trade or business) in the other state are satisfied. Thus, assuming such conditions are satisfied, the Fund's capital gains on all Israeli securities, including both Exchange-Listed Securities and securities that are not Exchange-Listed Securities, will be exempt from the Capital Gains Tax. In addition, any gain realized by investors upon the sale of shares issued by the Fund will be exempt from taxation (unless the investor is taxed in Israel on income from a permanent establishment which is related to the shares issued by the Fund).

Under the Treaty dividends paid with respect to Israeli securities will be subject only to a ten percent (10%) Israeli withholding tax instead of the 25%.

The Fund believes, and has an expert opinion to that effect, that it does not have a permanent establishment in Israel, (as defined under applicable laws) and that therefore it is not deemed to be engaged in the trade or business of buying and selling securities in Israel. Therefore, it is believed that the Treaty applies to the Fund, and as a result under the Treaty no capital gain tax or income tax shall be imposed on the Fund's capital gains. The Fund shall be subjected to a withholding tax on dividends at a rate of 10%.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be substantial. However, the Fund expects that its annual portfolio turnover rate will not exceed 75% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the

Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluations of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers that are paid commissions directly.

                                DISTRIBUTION FEES

Amidex Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of each Fund.

Under the No-Load and Class A Plans, each share Class compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to the applicable share Class. For the Fund's fiscal year ending May 31, 2001, the Fund accrued and paid $11,120 in 12b-1 fees for its No-Load shares, and $205 in 12b-1 fees for its Class A shares.

Under the Class B Plan, the Class B Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. During the Fund's fiscal year ending May 31, 2001, the Fund did not offer its Class B shares to the public, so no 12b-1 fees were accrued or paid for these shares.

Under the Class C Plan, Class C Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing "trailer" commissions for sales of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. For the Fund's fiscal year ending May 31, 2001, the Fund accrued and paid $7 in 12b-1 fees for its Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Directors of the Company, as that term is defined in the 1940 Act.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                             FUND SERVICE PROVIDERS

CUSTODIAN FirStar Bank, N.A. of Cincinnati. Ohio acts as U.S. custodian for the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by the custodian are paid by the Adviser.

TRANSFER AGENT Declaration Services Company ("DSC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Advisor and Fund. Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. All fees charged by the transfer agent are paid by the Adviser.

ADMINISTRATION. DSC also provides services as Administrator to the Fund pursuant to a written agreement with the Advisor and Fund. The Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities and Exchange Commission
(f)  preparing filings with state Blue Sky authorities
(g)  maintaining the Fund's financial accounts and records

All fees charged by the administrator are paid by the Adviser.

DISTRIBUTOR  Declaration  Distributors,   Inc.,  555  North  Lane,  Suite  6160,
Conshohocken, PA 19428, a wholly-owned subsidiary of The Declaration Group, serves as distributor and principal underwriter of the Fund's shares pursuant to a written agreement with the Adviser and Fund. All fees charged by the distributor are paid by the Adviser.

INDEPENDENT AUDITORS Deloitte & Touche LLP Ten Westport Road, P.O. Box 820, Wilton, Connecticut, 06897-0820 serves as the Company's independent auditors.

LEGAL COUNSEL: Stephanie A. Dijinis, Esquire, 1749 Meadow Road, McLean, Virginia 22102, has passed on certain matters relating to this registration statement and serves as counsel to the Fund.

                                     PART C
                                OTHER INFORMATION

Item 23   Exhibits

A. Articles of Incorporation of Registrant- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999

B.   Bylaws  of  Registrant-   Incorporated  by  reference  from   Pre-Effective
     Amendment # 2, filed on March 2, 1999

C.   None [Not Applicable]

D.   Investment   Advisory  Agreement  with  TransNations   Investments,   Inc.-
     Incorporated by reference from Pre-Effective Amendment # 5, filed on February 9, 2001

E.   Distribution Agreement with Declaration Distributors, Inc.

     (1) Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999;

     (2) Amended Distribution Agreement dated July 20, 2001, incorporated by reference from Post-Effective Amendment # 6 filed on September 20,2001.

F.   None [Not Applicable]

G. Custodian Agreement with Star Bank, N.A.- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999

H.   Operating  Services  Agreement with  TransNations  Investments,  Inc.

     (1) Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999;

     (2) Amended Operating services Agreement dated July 20, 2001, incorporated by reference from Post-Effective Amendment filed on September 20, 2001.

     Investment Services Agreement with Declaration Service Company

     (3) Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999;

     (4)  Amended   Investment   Services   Agreement   dated  July  20,   2001,
          incorporated by reference from Post-Effective Amendment filed on September 20, 2001.

I. Opinion of Counsel - Incorporated by reference from Pre-Effective Amendment #5, filed on September 9, 2001.

J.   Consent of Independent Auditors - Filed herein as Exhibit 23J(1)

K.   None [Not Applicable]

L.   Subscription   Agreement-  Incorporated  by  reference  from  Pre-Effective
     Amendment #2, filed on March 2, 1999

M. Plans of Distribution Pursuant to Rule 12b-1- Incorporated by reference from Post-Effective Amendment #5, filed on February 9, 2001.

N.   Financial Data Schedule - [Not applicable]

O.   Rule 18(f)(3)Plan -

     (1) Incorporated by reference from Post-Effective Amendment #2, filed on March 20, 1999;

     (2)  Amended  Rule  18(f)(3)Plan   dated  July  20,  2001  incorporated  by
          reference  from  Post-Effective  Amendment  #6, filed on September 20,
          2001.

P.   Code of Ethics -

     (1) Incorporated by reference from Post-Effective Amendment #3, filed on October 20, 2000;

     (2) Amended Code of Ethics dated May 29, 2001 incorporated by reference from Post-Effective Amendment #6 filed on September 20, 2001.

Item 24.  Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by, or under common control with the Registrant.

Item 25.  Indemnification.

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the Registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. With respect to the indemnification provisions of any agreement entered into by the Company, to the extent that such indemnification provisions may be inconsistent with, or unenforceable, under any federal or state securities law, the Company shall not be liable therefore.

Item 26.  Business and Other Connections of Investment Adviser.

The Adviser has no other business or other connections.

Item 27.  Principal Underwriters.

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA will be the Fund's principal underwriter.

Item 28.  Location of Accounts and Records.

Declaration Service Company.
555 North Lane, Suite 6160
Conshohocken, PA  19468

TransNations Investment, LLC.
26 Broadway, Suite 741
New York, New York  10004

Item 29.  Management Services.

Declaration Service Company.
555 North Lane, Suite 6160
Conshohocken, PA

Item 30.  Undertakings.

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this post effective amendment # 7 to the Company's Registration Statement on Form N-1A meets all of the requirements for immediate effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 27th day of September, 2001.

                                        AMIDEX FUNDS, INC.
                                        (Registrant)


                                        /s/ Clifford A. Goldstein
                                        --------------------------
                                        CLIFFORD A. GOLDSTEIN
                                        Its:  President & Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                               Title                      Date
----                               -----                      ----

/s/ Clifford A. Goldstein          President, Chairman        September 28, 2001
--------------------------         Treasurer
CLIFFORD A GOLDSTEIN

/s/ Scott Herron                   Director                   September 28, 2001
--------------------------
SCOTT HERRIN

/s/ Lee Zeplowitz                  Director                   September 28, 2001
--------------------------
LEE ZEPLOWITZ

/s/ Ami Miron                      Director                   September 28, 2001
--------------------------
AMI MIRON

/s/ Brian Klazmer                  Director                   September 28, 2001
--------------------------
BRIAN KLAZMER

/s/ Moshe Porat                    Director                   September 28, 2001
--------------------------
MOSHE PORAT

/s/ Theodore Young                 Director                   September 28, 2001
--------------------------
THEODORE YOUNG

                                  EXHIBIT INDEX

EXHIBIT 23J(1) CONSENT OF INDEPENDENT AUDITORS